                                   EXHIBIT 23




                         NATIONAL EDUCATION CORPORATION

                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-67273, 2-71650, 2-83454, 2-86904, 33-18086,
33-5658, 33-25056 and 33-43850) of National Education Corporation of our report dated February 6, 1995 appearing on page F-1 of this Form 10-K.





Price Waterhouse LLP

Costa Mesa, California
March 29, 1995